                                  CONFIDENTIAL

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                    EXHIBIT 10.3

                                  June 16, 1998

             THIS AGREEMENT made as of this 16th day of June, 1998.

                                    BETWEEN:
    WIC Premium Television, a Limited Subsidiary of WIC Western International
     Communications Ltd. an Alberta company having its business offices at
               200-5324 Calgary Trail Edmonton, Alberta, T6H 4J8
                                     ("WPT")

                                      and:

                     BLUE ZONE ENTERTAINMENT INC., a British
                     Columbia company having its registered
                      office at 52 Water Street, Vancouver,
                               BC, V6B 1A4 ("BZE")

A. BZE specializes in interactive media and content creation. BZE will design and operate WPT's internet Web Site as defined herein.

B. BZE, which maintains and markets the Web Site and pursues other interactive media and internet business.

C. WPT specializes in pay and pay per view television broadcast and or distribution and promotion. WPT will provide and continue to provide BZE with content and programming information subject to the terms of its supply agreements.

D. WPT has developed its own web site but desires such web site to be enhanced hosted and maintained by Blue Zone

E. The parties desire to enter into this Agreement on the terms and conditions hereinafter set forth.

         NOW THEREFORE THIS AGREEMENT WITNESSES that it is agreed by and among the parties hereto as follows:

ARTICLE 1
DEFINITIONS

1.1 In this Agreement, including the recitals hereto, the following expressions shall have the following meanings:

"WPT" means WIC Premium Television, a Limited Subsidiary of Western International Communications Ltd.;

"BZE" means Blue Zone Entertainment Inc.;

"Agreement" means this agreement, including any written amendments hereafter made to this agreement;
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                                  CONFIDENTIAL

"Person" means an individual, a partnership, an incorporated company, a trust company, an unincorporated association, a government or any department or agency thereof and the heirs and legal representatives of an individual;

"Web Site" means WPT's internet world wide web site created by BZE, which includes, but is not limited to; text, audio, video, photographic, graphic and interactive content, promotional materials, pertaining to Super Channel, Movie Max and Viewer's Choice and WIC Premium Television which services are currently available only in Canada. This content and material will be made publicly available on the world wide web at the Universal Resource Locator (URL) address www.premiumtv.ca. and or any future name change in this URL, including but not limited to multiple URL distribution, consolidation and integration with other WIC/broadcaster entities.

ARTICLE 2
ENGAGEMENT OF BZE

2.1 WPT hereby engages BZE to maintain and operate the Web Site on the terms and conditions set forth herein.

2.2 WPT shall, at its own expense: pay a production fee of $**** to BZE for its know-how and effort in creating the Web Site, 50% of such fee to be payable as a deposit and 50% upon launch of the Web Site;

to provide all necessary content and internet hosting which WPT and BZE agree are necessary for the Web Site and BZE's activities relating to the Web Site;

to pay for all software purchases and or licensing fees associated with server and database hosting;

provide full access to WPT's video content, graphic content, programming content and other proprietary content (and, where permissible, content purchased and or licensed by WPT) for use only on the Web Site, subject always to WPT's right and discretion to exclude any such content which it does not desire to appear on the Web Site; and to promote BZE as provided herein.

2.3 BZE agrees to maintain and operate the Web Site at a leading level of aesthetic and technical quality and content; to pursue other interactive media and internet business; and to deal with all related revenue as provided herein.

2.4 BZE agrees to maintain good corporate standing and to provide, at its own expense, all know-how, management and personnel necessary for BZE to carry out BZE's obligations herein.

2.5 Nothing in this Agreement shall be construed as transferring any interest in any assets, including intellectual property rights, from any party to any other party, or altering the ownership structure of WPT or BZE in any way, or to entitle BZE to any interest whatsoever in WPT's broadcasting business, or to entitle WPT to any interest whatsoever in BZE's interactive business.

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  CONFIDENTIAL

2.5 The term of this agreement and BZE's engagement will commence on the date of execution of this Agreement and terminate on the earlier of:

an agreement in writing of the parties;

Two (2) years from the date hereof, unless renewed or extended by written agreement of the parties;

if the Web Site ceases to exist; or

in the event of default in accordance with Article 7.

2.7 The parties agree to make reasonable good faith efforts to negotiate a renewal agreement or extension hereof prior to the termination of this Agreement.

2.8 The parties agree that during the term of this Agreement their relationship is exclusive, meaning WPT shall not employ any other third party to maintain, design or alter WPT's Web Site. WPT acknowledges that BZE will continue to do unrestricted business with other clients as well as business with other broadcasters which business involves web design.

ARTICLE 3
SCOPE OF PARTNERSHIP BUSINESS

3.1 The business activities of BZE shall consist of designing and maintaining the Web Site, marketing the Web Site, and acting as the exclusive agent for advertising on the Web Site, and actively seeking out interactive media and internet business opportunities for the partnership. BZE and WPT agree to cooperate and assist the Web Site and BZE in that regard by making available content, industry contacts, skill, goodwill and cross-promotional opportunities.

ARTICLE 4
LIABILITY AND INSURANCE

4.1 Each party covenants and agrees with the others to indemnify and save harmless the others from any and all liability, obligations, claims or losses resulting from any liability arising from content it alone has created, from its unauthorized acts and from its failure to comply with its obligations hereunder.

ARTICLE 5
COLLECTION AND DISTRIBUTION OF REVENUE

5.1 The parties acknowledge WPT and BZE are each making certain proprietary assets or goodwill available to assist business. BZE will not itself retain profits. It is intended that its net revenue which is attributable principally to a proprietary asset or goodwill of one party shall be divided ****%/****% in favour of that party. More particularly, the parties agree:

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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                                  CONFIDENTIAL

Advertising revenue, meaning revenue from advertisers who pay for a presence on the Web Site, shall be distributed, after payment of related expenses which shall not exceed **** (****) % of net revenue unless both parties agree to such costs in accordance with ARTICLE 5.2, ****% to WPT and ****% to BZE. However, it is agreed that if the net advertising revenue in any 12 month period exceeds $**** (Cdn) the parties agree for such period BZE's share of that shall be limited ****% of $**** and WPT's share shall be the balance.

Revenue from BZE properties, meaning revenue generated by the sale facilitated on the Web Site of properties of BZE (including but not limited to BZE's videos, WEB TV, DVD and other storage/delivery mediums, patented 3D technology, and any code, database or game products owned by BZE or developed in the design of the Web Site, which WPT acknowledges to be owned by BZE) shall be distributed, after payment of all related expenses in accordance with ARTICLE 5.3, ****% to Blue Zone and ****% to WPT. Revenue from WPT properties, meaning revenue generated by the sale facilitated on the Web Site of properties of WPT (including videos, WEB TV, DVD and other storage/delivery mediums) shall be distribute, after payment of all related expenses in accordance with ARTICLE 5.2, ****% to WPT and ****% to BZE.

5.2 In determining what revenue is attributable to each category in ARTICLE 5.1, BZE will allocate each item of revenue to the category it initially considers appropriate and maintain detailed descriptions of each item of revenue, and such allocations will be reviewed and approved by both WPT and BZE parties prior to any distributions which shall not exceed **** (****) % of net revenue unless both parties agree to such costs.

5.3 In determining what expenses are related to each category of revenue, both WPT and BZE will assign job numbers to each for the purpose of allocating hourly and monetary costs, and such allocations will be reviewed and approved by WPT and BZE prior to any distributions.

5.4 Payments to employees or representatives of BZE for their know-how and effort are deemed to be expenses related to production fees. Out of pocket expenses which are general in nature and not attributable to a single category of revenue shall be allocated to the three categories of revenue in proportion to the revenue generated in those categories for the same time period.

5.5 Subject only to a reasonable holdback agreeable to the parties for anticipated Expenses, BZE shall distribute all net revenue on a quarterly basis beginning January 1, 1999 or at such other or earlier period as the parties agree.

5.6 BZE shall prepare and distribute financial reports following and within 30 days of each distribution.

5.7 BZE hereby guarantees the payment of all monies to which WPT is entitled herein.

5.8 If any financial report shows that in the period covered by such report a party has retained or been paid an amount which exceeds or is less than its entitlement for such period then that party shall forthwith repay such excess or be paid such deficiency.

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  CONFIDENTIAL

ARTICLE 6
OPERATIONS

6.1 Except as expressly provided herein, all decisions regarding the maintenance, design, WPT content, and alterations to the Web Site, shall be subject to WPT's ongoing approval and subject to restrictions WPT might have in its supply agreements.

6.2 A designated representative from each of WPT, and BZE shall discuss monthly or on such further occasions as any one of them requests, to review the progress of the Web Site's business and financial position, and to ensure that the cross-promotion opportunities and new business development of the Web Site is maximized.

6.3 BZE shall keep complete and accurate books of account, accounting and banking records, corporate documents and records, and any other records necessary to the proper operation of the Web Site. Such records will be kept in accordance with generally accepted accounting and business procedures, and in full accordance with all requirements of law. WPT shall have the right at all reasonable times (but at its own expense) to examine and make copies of or extracts from all such documents and books. Such right may be exercised through any agent or employee of WPT designated by it or by an independent chartered accountant or lawyer designated by WPT.

ARTICLE 7
Default

7.1 In this ARTICLE, the following expressions shall have the following meanings, namely:

"Default" means: failure to promptly honour any indemnification or make any distribution required herein; any assignment for the benefit of creditors, appointment of a trustee or receiver of any assets, or institution of any bankruptcy proceedings which is acquiesced in or is not dismissed within ninety days of the bringing of such action;

the dissolution, winding-up or termination of a party; or

a material breach of any other provision of this Agreement of which the party is advised by notice in writing from another party, which failure continues for fourteen days after the said notice. The party who is in receipt of such a notice may request that the validity of the notice be determined by a single arbitrator appointed pursuant to the provisions of the Commercial Arbitration Act (B.C.). The costs of the arbitrator so appointed shall be borne by the party requesting arbitration, and if it is determined that the notice is invalid, the requesting party shall be repaid the cost of the arbitration by the party who issues the notice.

7.2 In the event of a Default by any party, a non-defaulting party may do any one or more of the following:

pursue any remedy available to it in law, equity or by statute, it being acknowledged by each party that specific performance, injunctive relief (mandatory or otherwise) or other equitable relief may be the only adequate remedy for a default;

take all actions in its name or in the name of the defaulting party as may reasonably be required to cure the default, in which event all payments, costs and expenses incurred therefore shall be payable by the defaulting party to the non-defaulting party on demand;
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                                  CONFIDENTIAL

waive the default provided, however, that any waiver of a particular default shall not operate as a waiver of any subsequent or continuing default and shall not bind the other non-defaulting party;

ARTICLE 8
Promotions

8.1 WPT will promote BZE without charge in the following ways:

BZE may include reasonable promotional logos, hyperlinks and design credits on each and every page of the Web Site;

WPT will actively promote the Web Site content, services, features and the URL(s) with on-air promotional spots. Each of the Premium TV services will broadcast these promotions on a regular basis to assist in attracting traffic to the Web Site. WPT will include a credit and reasonable promotion of BZE on all promotional ads WPT prints for the Web Site;

WPT will make good faith efforts to ensure its sales and other staff refer all requests it receives for internet ad designs, web design or other services of an interactive media or internet nature to BZE; and

ARTICLE 9
ACKNOWLEDGMENTS upon termination

9.1 Upon termination of this Agreement, BZE shall perform a final distribution in accordance with the terms hereof.

9.2 WPT is the sole owner of the domain known as www.premiumtv.ca, together with all raw content provided by WPT for the Web Site and all equipment and software it purchases for the use of BZE in accordance with the terms hereof.

9.3 BZE is the sole owner of all of its design, HTML, ASP, JAVA and other coding/programming and content, together with incidental documentation, code, database design, interactive designs and strategies, patented and copyrighted technology, equipment and chattels supplied by BZE or its principals, and software created by BZE.

ARTICLE 10
arbitration

10.1 All disputes or differences whatsoever which shall at any time hereafter (whether during the continuance in effect of this Agreement or upon or after its discharge or termination) arise between the Owners concerning this Agreement, its construction or effect or as to the rights, duties and liabilities of the Owners or Agent hereto, or any of them, under or by virtue of this Agreement, or otherwise, as to any other matter in any way connected with or arising out of or in relation to the subject matter of this Agreement shall be referred to arbitration pursuant to the provisions of the Commercial Arbitration Act (B.C.).

ARTICLE 11

notices

11.1 Any notice or demand or other document required or permitted to be given under the terms of this Agreement shall be sufficiently given to the party to whom it is addressed if
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                                  CONFIDENTIAL

delivered or forwarded by registered mail, return receipt requested, cable, telegraph, telex, email or facsimile to the parties hereto at the addresses set forth below.

WPT: _____________________________________________

BZE: _______________________________________________

or to such other address as either party or parties may furnish to the other from time to time. Every such notice shall be deemed to have been received and given at the time when, in the ordinary course of transmission, it would have been delivered at the address to which it was sent.

ARTICLE 12
interpretation

12.1 The headings to the paragraphs of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

12.2 Where the context of this Agreement requires, all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, or singular or plural, as the identity of the person, persons, entity or entities may require.

12.3 In the event that any provision of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected thereby.

ARTICLE 13
Relationship

13.1 Except as expressly provided herein, nothing herein shall be construed to limit the parties in the carrying on of their own respective businesses or activities. No party shall have any authority or power to act for or to undertake any obligation or responsibility on behalf of any of the other party except as herein may be expressly provided.

ARTICLE 14
Miscellaneous

14.1 The parties shall execute and deliver such further documents, and do such further acts and things as may be required to implement the intent and provisions of this Agreement and shall not act unreasonably or arbitrarily in respect of any matter hereunder.

14.2 Time shall be of the essence of each of the provisions of this Agreement.

14.3 This Agreement may be executed by the parties hereto in any number of counterparts with the same effect as if the parties hereto had all signed the same document. All counterparts of this Agreement shall be construed together and constitute one instrument.

14.4 The termination of this Agreement will not affect the rights or obligations of any party arising pursuant hereto prior to the date of termination.

14.5 This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

14.6 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of British Columbia and laws of
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                                  CONFIDENTIAL

Canada applicable therein excluding any conflicts of law, rule or principle which might refer such construction to the laws of another jurisdiction.

14.7 Each of the Owners acknowledges that it has obtained such independent legal advice with respect to this Agreement and the matters contemplated thereby as it determined appropriate or necessary.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement to take effect as of June 16, 1998.

Authorized Signatory of

WIC Premium Television, a Limited Subsidiary of Western International Communications Ltd.

                  )
                  )
                  )
                  )
                  )Signed  /s/
                   -------------------------------------
                  Authorized Signatory

                  )-------------------------------------
                  )name/title (print)
                  )

Witness           )Signed  /s/ Luther Haave
                  )-------------------------------------
                  )        /s/ Luther Haave
                  )name/title (print)
                  )


Authorized Signatory of

BLUE ZONE ENTERTAINMENT INC.

                  )Signed           /s/ Bruce Warren
                   -------------------------------------
                  Authorized Signatory

                  )                 Bruce Warren
                   -------------------------------------
                  )name/title (print)
                  )

         Witness  )Signed           /s/ Jamie Ollivier
                   -------------------------------------

                  )                 Jamie Ollivier
                   -------------------------------------
                  )name/title (print)
                  )President